SUPPLEMENT TO THE

SPARTAN® SHORT-INTERMEDIATE MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

SPARTAN INTERMEDIATE MUNICIPAL INCOME FUND

A Fund of Fidelity School Street Trust

SPARTAN MUNICIPAL INCOME FUND

A Fund of Fidelity Municipal Trust

February 28, 2003

STATEMENT OF ADDITIONAL INFORMATION

Effective July 20, 2003, Spartan Short-Intermediate Municipal Income will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

The following information replaces similar information found in the "2003 Tax Rates and Tax-Equivalent Yields" table on page 16.

2003 TAX RATES AND TAX-EQUIVALENT YIELDS

Taxable Income*						Federal Marginal Rate**	If a tax-exempt security's yield is:
							1%	2%	3%	4%	5%	6%	7%
Single Return			Joint Return				Then tax-equivalent yield would be:
$ 28,401	-	$ 68,800	$ 56,801	-	$ 114,650	25.0%	1.33%	2.67%	4.00%	5.33%	6.67%	8.00%	9.33%
$ 68,801	-	$ 143,500	$ 114,651	-	$ 174,700	28.0%	1.39%	2.78%	4.17%	5.56%	6.94%	8.33%	9.72%
$ 143,501	-	$ 311,950	$ 174,701	-	$ 311,950	33.0%	1.49%	2.99%	4.48%	5.97%	7.46%	8.96%	10.45%
$ 311,951		and over	$ 311,951		and over	35.0%	1.54%	3.08%	4.62%	6.15%	7.69%	9.23%	10.77%

* Net amount subject to federal income tax after deductions and exemptions. Assumes ordinary income only.

** Excludes the impact of any alternative minimum tax (AMT), the phaseout of personal exemptions, limitations on itemized deductions, and other credits, exclusions, and adjustments which may increase a taxpayer's marginal income tax rate. An increase in a shareholder's marginal income tax rate would increase that shareholder's tax-equivalent yield.

The following information supplements the similar information in the "Management Contracts" section beginning on page 28.

Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States and Canada. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

LIM/HIYB-03-02 October 10, 2003
1.720754.109